Attachment G.1.a.i

On April 19, 2017, Full Value Partners, L.P., an affiliate of Bulldog Investors, LLC, filed a putative class action lawsuit in the Court of Chancery for the State of Delaware against the Fund and its then-current Directors (Full Value Partners, L.P. v. The Swiss Helvetia Fund, Inc., et al., C.A. No. 2017-0303-AGB). On April 20, 2017, plaintiff filed an amended complaint and an amended motion for expedited proceedings, which, following oral argument, the Court denied in full on May 2, 2017. Defendants filed a motion to dismiss plaintiff’s amended complaint on July 20, 2017, and, on September 15, 2017, the Court granted plaintiff’s unopposed motion to dismiss the action as moot. On November 1, 2017, plaintiff filed a motion for an award of attorneys’ fees and expenses. On June 11, 2018, the Court granted that motion and awarded plaintiff $300,000 for attorneys’ fees and expenses. The amount was paid by the Fund’s insurance.